SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  JULY 13, 2015

                             FRP HOLDINGS, INC.

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          (Exact name of registrant as specified in its charter)


	   FLORIDA		0-17554 	47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   Jurisdiction		File Number)	Identification No.)
	   of incorporation


200 W. Forsyth Street
7th Floor
Jacksonville, Florida					32202
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(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code:  (904) 396-5733

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(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CRF 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                         CURRENT REPORT ON FORM 8-K

                              FRP HOLDINGS, INC.

                               JULY 13, 2015

ITEM 7.01. REGULATION FD DISCLOSURE

	FRP Holdings, Inc. has posted its investor presentation dated July 13, 2015, on its website at www.frpholdings.com/frppresent.html.


                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				FRP HOLDINGS, INC.


Date:  JULY 13, 2015		By:  /s/ John D. Milton, Jr.
      				----------------------------------------
				John D. Milton, Jr.
				Vice President, and Chief Financial Officer

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